Postretirement Health-Care and Life-Insurance Plans	12 Months Ended
Jun. 29, 2013
Pension And Other Postretirement Benefits Disclosure [Line Items]
Pension and Other Postretirement Benefits Disclosure [Text Block]
Postretirement Health-care and Life-insurance Plans
The company provides health-care and life-insurance benefits to certain retired employees and their covered dependents and beneficiaries. Generally, employees who have attained age 55 and have rendered 10 or more years of service are eligible for these postretirement benefits. Certain retirees are required to contribute to plans in order to maintain coverage.

Measurement Date and Assumptions
A fiscal year end measurement date is utilized to value plan assets and obligations for the company's postretirement health-care and life-insurance plans pursuant to the accounting rules.

The weighted average actuarial assumptions used in measuring the net periodic benefit cost and plan obligations for the three years ending June 29, 2013 were:

	2013	2012	2011
Net periodic benefit cost
Discount rate	3.9%	5.3%	5.1%
Plan obligations
Discount rate	4.4	3.8	5.3
Health-care cost trend assumed for the next year	7.5	7.5	8.0
Rate to which the cost trend is assumed to decline	5.0	5.0	5.0
Year that rate reaches the ultimate trend rate	2018	2017	2017

The discount rate is determined by utilizing a yield curve based on high-quality fixed-income investments that have a AA bond rating to discount the expected future benefit payments to plan participants. Assumed health-care trend rates are based on historical experience and management's expectations of future cost increases. A one-percentage-point change in assumed health-care cost trend rates would have the following effects:

In millions	One Percentage Point Increase	One Percentage Point Decrease
Effect on total service and interest components	$1	$(1)
Effect on postretirement benefit obligation	9	(8)

Net Periodic Benefit Cost and Funded Status
The components of the net periodic benefit income associated with continuing operations were as follows:

In millions	2013	2012	2011
Components of defined benefit net periodic cost (income)
Service cost	$2	$2	$2
Interest cost	4	3	5
Net amortization and deferral	(9)	(8)	(9)
Net periodic benefit income	$(3)	$(3)	$(2)

The amount of the prior service credits and net actuarial loss that is expected to be amortized from accumulated other comprehensive income and reported as a component of net periodic benefit cost during 2014 is $8 million of income and $1 million of expense, respectively.
The funded status of postretirement health-care and life-insurance plans related to continuing operations at the respective year-ends were:

In millions	2013	2012
Accumulated postretirement benefit obligation
Beginning of year	$101	$84
Service cost	3	2
Interest cost	4	3
Net benefits paid	(5)	(8)
Plan participant contributions	1	2
Actuarial (gain) loss	(14)	18
End of year	90	101
Fair value of plan assets	1	1
Funded status	$(89)	$(100)
Amounts recognized on the consolidated balance sheets
Accrued liabilities	$(6)	$(6)
Other liabilities	(83)	(94)
Total liability recognized	$(89)	$(100)
Amounts recognized in accumulated other comprehensive loss
Unamortized prior service credit	$(20)	$(29)
Unamortized net actuarial loss	10	25
Unamortized net initial asset	—	(1)
Total	$(10)	$(5)

Expected Benefit Payments and Funding
Substantially all postretirement health-care and life-insurance benefit payments are made by the company. Using expected future service, it is anticipated that the future benefit payments that will be funded by the company will be as follows: $7 million in 2014, $6 million for 2015 through 2017, $7 million in 2018 and $36 million from 2019 to 2023.
The Medicare Part D subsidy received by the company was $1 million in 2013 and 2012. The subsidy received in 2011 was less than $1 million.